Exhibit 10.1

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE THEY ARE BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”

Westpac New Zealand Limited Level 1, Cityside, Westpac on Takutai Sq Auckland, NZ PO Box 7740, Wellesley Street, Auckland, Telephone (09) 348 9324

CREDIT RESTRUCTURING

30 April 2021

The Directors

Reading Courtenay Central Limited

C/- Reading International Limited

5995 Sepulveda Blvd

Suite 300

Culver City

California 90230

United States of America

Dear Directors,

BANKING FACILITIES – READING COURTENAY CENTRAL LIMITED

We confirm that we have approved the following changes to your banking arrangements.

THE CHANGES

1. Westpac NZ waives the 31 March 2021 test of the Interest Cover ratio, applicable to your banking arrangements and detailed in clause 8.2(b) of the MOCL agreement, dated October 2016, as amended from time to time (the Agreement”). Testing of this covenant shall resume on 30 June 2021 and quarterly thereafter.

THE CONDITIONS OF APPROVAL

The $16,000,000 term deposit (***) in the name of Reading New Zealand Limited held at Westpac New Zealand Limited will be paid into the MOCL facility in the permanent reduction of the facility from $32,000,000 to $16,000,000.

In all other respects your banking arrangements remain unchanged.

If the terms of this letter are acceptable to you, please sign this letter, arrange for all guarantors to sign it, and return it. The changes will take effect from the date we receive the signed copy from you provided any conditions have been satisfied.

This letter may be executed in two or more counterparts, all of which will be deemed  to constitute the same instrument. Westpac NZ may accept as an original a facsimile copy or copies of this letter executed by the parties, which when taken with a counterpart executed by Westpac NZ, will be deemed to  be one original copy of this letter.

Yours sincerely,

/s/ Jennifer Wood

Jennifer Wood

SENIOR MANAGER

CREDIT RESTRUCTURING GROUP

ACCEPTANCE

We accept the changes described in this letter.

Signed on behalf of the Borrower, Reading Courtenay Central Limited, by:

Director
Date of acceptance:	29/04/2021

GUARANTOR'S CONSENT

We confirm that our guarantee is not affected by the changes referred to in this letter.

Signed on behalf of the guarantor, Reading New Zealand Limited, by:

ncnt

Director
Date of consent:	29/04/2021

Signed on behalf of the guarantor, Reading Cinemas Courtenay Central Limited, by:

ncnt

Director
Date of consent:	29/04/2021

Signed on behalf of the guarantor, Reading New Lynn Limited, by:

ncnt

Director
Date of consent:	29/04/2021

Signed on behalf of the guarantor, Reading Dunedin Limited, by:

ncnt

Director
Date of consent:	29/04/2021

Signed on behalf of the guarantor, Reading Queenstown Limited, by:

ncnt

Director
Date of consent:	29/04/2021

Signed on behalf of the guarantor, Reading Restaurants NZ Limited, by:

ncnt

Director
Date of consent:	29/04/2021

Signed on behalf of the guarantor, Courtenay Car Park Limited, by:

ncnt

Director
Date of consent:	29/04/2021

Signed on behalf of the guarantor, Reading Wellington Properties Limited, by:

ncnt

Director
Date of consent:	29/04/2021

Signed on behalf of the guarantor, Queenstown Land Holdings Limited, by:

ncnt

Director
Date of consent:	29/04/2021

Signed on behalf of the guarantor, Darnelle Enterprises Limited, by:

ncnt

Director
Date of consent:	29/04/2021

Signed on behalf of the guarantor, Movieland Cinemas (NZ) Limited, by:

ncnt

Director
Date of consent:	29/04/2021

Signed on behalf of the guarantor, New Zealand Equipment Supply Limited, by:

ncnt

Director
Date of consent:	29/04/2021